UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 10, 2020, the board of directors of Barnwell Industries, Inc. (the “Company”) approved and adopted the Company’s Amended and Restated By-Laws (the “Amended and Restated By-Laws”), which amended and restated the Company’s existing By-Laws, by deleting Section 12.2 in its entirety, which contained provisions generally relating to shifting litigation costs in respect of claims against the Company.
The foregoing summary is qualified in its entirety by reference to the Amended and Restated By-Laws, adopted as of January 10, 2020, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein.
Item 8.01  Other Events.
On January 10, 2020, the board of directors of the Company authorized, approved and established a Nominating Committee and approved the Nominating Committee Charter.  The Nominating Committee will, among other things, to the extent permitted by law and the Amended and Restated By-Laws, (i) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors, (ii) exercise such other powers and authority as are set forth in the Nominating Committee Charter and (iii) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.  The Nominating Committee will, with respect to the nomination of directors and in selecting nominees, (x) consider (among other things) a candidate’s independence, character, judgment, age, skills, financial literacy, diversity and experience in the context of the needs of the Company and (y) consider director candidates recommended by stockholders in a similar manner as those recommended by the Nominating Committee.
(d)            Exhibits
Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  January 13, 2020

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company